Exhibit 99.1

FOR IMMEDIATE RELEASE

HALLMARK ANNOUNCES SECOND QUARTER RESULTS

DALLAS, Texas, (August 14, 2023) - Hallmark Financial Services, Inc. (“Hallmark”) (NASDAQ: HALL) today filed its Form 10-Q and announced financial results for the second quarter and six months ended June 30, 2023.

	Second Quarter		Year-to-Date
	2023	2022	2023	2022
$ in millions:
Net loss from continuing operations	$(17.8)	$(67.0)	$(57.0)	$(78.7)
Net income (loss) from discontinued operations	$5.9	$(2.4)	$6.0	$6.1
Net loss	$(11.9)	$(69.4)	$(51.0)	$(72.6)
Operating loss (1)	$(12.4)	$(63.9)	$(17.4)	$(75.6)

$ per diluted share (2):
Net loss from continuing operations	$(9.78)	$(36.85)	$(31.37)	$(43.30)
Net income (loss) from discontinued operations	$3.23	$(1.31)	$3.29	$3.35
Net loss	$(6.55)	$(38.16)	$(28.08)	$(39.95)
Operating loss (1)	$(6.83)	$(35.12)	$(9.56)	$(41.58)

(1)	See “Non-GAAP Financial Measures” below
(2)	Per share amounts have been restated to reflect one-for-ten reverse stock split

Highlights of results from the quarter:

●	Net loss from continuing operations in the second quarter of 2023 of $17.8 million, or $9.78 per share, as compared to a net loss of $67.0 million, or $36.85 per share for the comparable period in 2022. Year-to-date net loss from continuing operations of $57.0 million, or $31.37 per share, for 2023 as compared to a net loss of $78.7 million, or $43.30 per share, for the comparable period in 2022.
●	Net income from discontinued operations of $5.9 million, or $3.23 per share, in the second quarter of 2023 as compared to a net loss from discontinued operations of $2.4 million, or $1.31 per share, for the comparable period in 2022. Year-to-date net income from discontinued operations of $6.0 million, or $3.29 per share, for 2023 as compared to net income of $6.1 million, or $3.35 per share, for the comparable period in 2022.
●	Net loss of $11.9 million, or $6.55 per share, in the second quarter of 2023 includes $3.1 million or $1.72 per share related to the DARAG(a) write-off to bad debt expense based on the final definitive award declared on June 2, 2023, compared to a net loss of $69.4 million, or $38.16 per share, for the comparable period in 2022. Year-to-date net loss of $51.0 million, or $28.08 per share, for 2023 includes $29.1 million, or $16.00 per share, related to the DARAG(a) write-off to bad debt expense on the final definitive award declared on June 2, 2023, as compared to a net loss of $72.6 million, or $39.95 per share, for the comparable period in 2022. See Non-GAAP Financial Measures below.
●	Net combined ratio of 157.3% for the three months ended June 30, 2023, compared to 240.9% for the same periods the prior year. Year-to-date net combined ratio for 2023 of 185.9% as compared to 187.3% for the comparable period in 2022.
●	Underlying combined ratio (excluding net prior year development, catastrophe losses and write-off of DARAG(a) receivable) of 119.4% for the three months ended June 30, 2023, compared to 117.7% for the same period the prior year. Year-to-date underlying combined ratio for 2023 of 114.9% as compared to 113.6% for the comparable period in 2022. See Non-GAAP Financial Measures below.
●	Net investment income was $4.0 million during the three months ended June 30, 2023, as compared to $3.1 million during the same period in 2022. Year-to-date net investment income for 2023 of $8.4 million as compared to $5.0 million for the comparable period in 2022.
●	As of June 30, 2023, the Company has $150.5 million in cash and cash equivalents. Our debt securities were $295.8 million as of June 30, 2023 as compared to $426.6 million as of December 31, 2022. Furthermore, 92% of debt securities have maturities of five years or less and overall our debt securities portfolio has an average modified duration of 0.7 years.
●	The Company continues to maintain a full valuation allowance for income tax in fiscal 2023.
●	Due to the Maui, Hawaii wildfires on August 9, 2023, we preliminarily estimate our net loss exposure to be $7.5 million plus additional cost in the form of reinstatement premiums to restore any necessary reinsurance layers. The net loss and any additional cost incurred will be recognized in our third quarter 2023 financial statements.
●	On May 5, 2023, the Company entered into an agreement with an A.M. Best rated “A” insurance company to continue to write new business in circumstances that require an A.M. Best financial strength rating.
a)	As previously disclosed in Hallmark’s public filings, certain of Hallmark’s subsidiaries were parties to an arbitration proceeding relating to a Loss Portfolio Transfer Reinsurance Contract with DARAG Bermuda Ltd. and DARAG Insurance Limited. On May 4, 2023, the arbitration panel rendered an interim final award, which resulted in a write-off of $32.9 million recognized during the first quarter of 2023, subject to final determination of certain amounts under settlement which may increase or decrease our total write-off. As of March 31, 2023, our consolidated balance sheet included $3.9 million of account receivable from DARAG related to cost incurred in which we contended we have right of reimbursement. On June 2, 2023, the final definitive binding award was declared by the arbitration panel which resulted in an additional write-off to Hallmark of $3.9 million, or $3.1 million if tax effected, during the second quarter of 2023. This additional write-off results in a total write-off of $36.8 million, or $29.1 million if tax effected, included in our year-to-date net loss.

Second Quarter and Year-to-Date 2023 Financial Review

	Second Quarter		Year-to-Date
	2023	2022	2023	2022
($ in thousands)
Gross premiums written	$54,511	$56,004	$111,683	$115,337
Net premiums written	$43,875	$37,438	$86,256	$78,707
Net premiums earned	$36,847	$37,037	$72,127	$76,352
Investment income, net of expenses	$4,019	$3,120	$8,361	$4,979
Investment gains (losses), net	$248	$(3,994)	$(392)	$(3,943)
Net (loss) from continuing operations	$(17,785)	$(67,035)	$(57,031)	$(78,712)
Net income from discontinued operations	$5,876	$(2,382)	$5,980	$6,076
Net (loss) income	$(11,909)	$(69,417)	$(51,051)	$(72,636)
Operating (loss) income (2)	$(12,416)	$(63,880)	$(17,389)	$(75,597)
Net (loss) income per share from continuing operations basic & diluted (1)	$(9.78)	$(36.85)	$(31.37)	$(43.30)
Net income per share from discontinued operations - basic & diluted	$3.23	$(1.31)	$3.29	$3.35
Net loss per share - basic & diluted	$(6.55)	$(38.16)	$(28.08)	$(39.95)
Operating (loss) per share - basic & diluted (2)	$(6.83)	$(35.12)	$(9.56)	$(41.58)
Book value per share	$6.81	$53.01	$6.81	$53.01
(1)	Per share amounts have been restated for a reverse stock split
(2)	See “Non-GAAP Financial Measures” below

Non-GAAP Financial Measures

The Company’s financial statements are prepared in accordance with United States generally accepted accounting principles (“GAAP”). However, the Company also presents and discusses certain non-GAAP financial measures that it believes are useful to investors as measures of operating performance. Management may also use such non-GAAP financial measures in evaluating the effectiveness of business strategies and for planning and budgeting purposes. However, these non-GAAP financial measures should not be viewed as an alternative or substitute for the results reflected in the Company’s GAAP financial statements. In addition, the Company’s definitions of these items may not be comparable to the definitions used by other companies.

Operating income and operating income per share are calculated by excluding net investment gains and losses and asset impairments or valuation allowances from GAAP net income from continuing operations.  Asset impairments and valuation allowances are unusual and infrequent charges for the Company. Management believes that operating income and operating income per share provide useful information to investors about the performance of and underlying trends in the Company’s core insurance operations. Net income from continuing operations and net income per share from continuing operations are the GAAP measures that are most directly comparable to operating earnings and operating earnings per share. A reconciliation of operating income and operating income per share to the most comparable GAAP financial measures is presented below.

Hallmark Financial Services, Inc. and Subsidiaries
Non-GAAP Financial Measures Reconciliation

	Income (Loss)			Weighted
	from Continuing Operations	Less Tax	Net	Average	Diluted
($ in thousands)	Before Tax	Effect	After Tax	Shares Diluted	Per Share
Second Quarter 2023
Reported GAAP measures	$(17,918)	$(133)	$(17,785)	1,818	$(9.78)
Excluded deferred tax valuation allowance	$-	$(2,441)	$2,441	1,818	$1.34
Excluded write-off receivable from reinsurer	$3,954	$830	$3,124	1,818	$1.72
Excluded investment (gains)/losses	$(248)	$(52)	$(196)	1,818	$(0.11)
Operating loss	$(14,212)	$(1,796)	$(12,416)	1,818	$(6.83)

Second Quarter 2022
Reported GAAP measures	$(54,585)	$12,450	$(67,035)	1,819	$(36.85)
Excluded investment (gains)/losses	$3,994	$839	$3,155	1,819	$1.73
Operating loss	$(50,591)	$13,289	$(63,880)	1,819	$(35.12)

Year-to-Date 2023
Reported GAAP measures	$(57,698)	$(667)	$(57,031)	1,818	$(31.37)
Excluded deferred tax valuation allowance	$-	$(10,239)	$10,239	1,818	$5.63
Excluded write-off receivable from reinsurer	$36,826	$7,733	$29,093	1,818	$16.00
Excluded investment (gains)/losses	$392	$82	$310	1,818	$0.17
Operating loss	$(20,480)	$(3,091)	$(17,389)	1,818	$(9.56)

Year-to-Date 2022
Reported GAAP measures	$(69,442)	$9,270	$(78,712)	1,818	$(43.30)
Excluded investment (gains)/losses	$3,943	$828	$3,115	1,818	$1.71
Operating income	$(65,499)	$10,098	$(75,597)	1,818	$(41.58)

Underlying combined ratio is calculated by excluding the impact of net favorable or unfavorable prior year loss development and catastrophe losses from the calculation of the net combined ratio. Management believes that the underlying combined ratio provides useful information to investors about the current performance of the Company’s insurance operations absent historical developments and uncontrollable events. Combined ratio is the GAAP measure most comparable to underlying combined ratio. A reconciliation of the underlying combined ratio to the combined ratio is presented below.

	2ndQ 2023	2ndQ 2022	YTD 2023	YTD 2022

Net combined ratio	157.3%	240.9%	185.9%	187.3%
Impact on net combined ratio
Net Unfavorable (Favorable) Prior Year Development	24.5%	120.9%	16.1%	72.3%
Catastrophes, net of reinsurance	2.8%	2.3%	3.8%	1.4%
Write-off receivable from reinsurer	10.7%	0.0%	51.1%	0.0%
Underlying combined ratio	119.4%	117.7%	114.9%	113.6%

A copy of our Form 10-Q is available on our website at www.hallmarkgrp.com or on the SEC website at www.sec.gov. Readers are urged to review the Form 10-Q for a more complete discussion of our financial performance.

About Hallmark

Hallmark is a property and casualty insurance holding company with a diversified portfolio of insurance products written on a national platform. With six insurance subsidiaries, Hallmark markets, underwrites and services commercial and personal insurance in select markets. Hallmark is headquartered in Dallas, Texas and its common stock is listed on NASDAQ under the symbol "HALL."

Forward-looking statements in this release are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that actual results may differ materially from such forward-looking statements. Forward-looking statements involve risks and uncertainties including, but not limited to, continued acceptance of the Company’s products and services in the marketplace, competitive factors, interest rate trends, general economic conditions, the availability of financing, underwriting loss experience and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

For further information, please contact:

Chris Kenney

Chief Executive Officer

817.348.1600

www.hallmarkgrp.com

Hallmark Financial Services, Inc. and Subsidiaries
Consolidated Balance Sheets
($in thousands, except par value)	Jun. 30	Dec. 31
ASSETS	2023	2022
Investments:
Debt securities, available-for-sale, at fair value (amortized cost: $299,544 in 2023 and $434,119 in 2022; allowance for expected credit losses of $0 in 2023)	$295,761	$426,597
Equity securities (cost: $24,284 in 2023 and $30,058 in 2022)	22,763	28,199
Total investments	318,524	454,796
Cash and cash equivalents	150,528	59,133
Restricted cash	14,781	29,486
Ceded unearned premiums	86,661	237,086
Premiums receivable	49,506	78,355
Accounts receivable	1,076	10,859
Receivable from reinsurer	—	58,882
Receivable for securities	476	945
Reinsurance recoverable (net of allowance for expected credit losses of $200 in 2023)	593,635	578,424
Deferred policy acquisition costs	9,858	8
Federal income tax recoverable	—	2,668
Prepaid pension assets	239	163
Prepaid expenses	1,878	1,508
Other assets	22,186	24,389
Total Assets	$1,249,348	$1,536,702
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Senior unsecured notes due 2029 (less unamortized debt issuance costs of $599 in 2023 and $648 in 2022)	$49,401	$49,352
Subordinated debt securities (less unamortized debt issuance costs of $666 in 2023 and $691 in 2022)	56,036	56,011
Reserves for unpaid losses and loss adjustment expenses	784,846	880,869
Unearned premiums	156,394	292,691
Reinsurance payable	111,176	128,950
Federal income tax payable	464	—
Accounts payable and other liabilities	78,646	68,535
Total Liabilities	1,236,963	1,476,408
Commitments and contingencies
Stockholders’ equity:
Common stock, $1.00 par value, authorized 3,333,333 shares; issued 2,087,283 shares in 2023 and 2022	2,087	2,087
Additional paid-in capital	124,879	124,740
(Accumulated deficit) retained earnings	(84,458)	(33,407)
Accumulated other comprehensive loss	(5,489)	(8,492)
Treasury stock (268,801 shares in 2023 and 2022), at cost	(24,634)	(24,634)
Total Stockholders Equity	12,385	60,294
Total Liabilities & Stockholders Equity	$1,249,348	$1,536,702

Hallmark Financial Services, Inc. and Subsidiaries
Consolidated Statements of Operations	Three Months Ended		Year-to-Date
($in thousands, except per share amounts)	June 30,		June 30,
	2023	2022	2023	2022
Gross premiums written	$54,511	$56,004	$111,683	$115,337
Ceded premiums written	(10,636)	(18,566)	(25,427)	(36,630)
Net premiums written	43,875	37,438	86,256	78,707
Change in unearned premiums	(7,028)	(401)	(14,129)	(2,355)
Net premiums earned	36,847	37,037	72,127	76,352

Investment income, net of expenses	4,019	3,120	8,361	4,979
Investment gains (losses), net	248	(3,994)	(392)	(3,943)
Finance charges	732	980	1,511	1,963
Other income	64	14	134	29
Total revenues	41,910	37,157	81,741	79,380

Losses and loss adjustment expenses	36,752	72,646	66,516	112,028
Operating expenses	21,138	17,723	69,087	34,150
Interest expense	1,938	1,366	3,836	2,630
Amortization of intangible assets	0	7	0	14
Total expenses	59,828	91,742	139,439	148,822

(Loss) income from continuing operations before tax	(17,918)	(54,585)	(57,698)	(69,442)
Income tax (benefit) expense from continuing operations	(133)	12,450	(667)	9,270
Net (loss) income from continuing operations	$(17,785)	$(67,035)	$(57,031)	$(78,712)

Discontinued operations:
Total pretax income from discontinued operations	$5,876	$(2,965)	$5,980	$7,773
Income tax (benefit) expense on discontinued operations	—	(583)	—	1,697
Income (loss) from discontinued operations, net of tax	$5,876	$(2,382)	$5,980	$6,076

Net (loss) income	$(11,909)	$(69,417)	$(51,051)	$(72,636)

Net (loss) basic income per share:
Net loss from continuing operations	$(9.78)	$(36.85)	$(31.37)	$(43.30)
Net income (loss) from discontinued operations	3.23	(1.31)	3.29	3.35
Basic net (loss) income per share	$(6.55)	$(38.16)	$(28.08)	$(39.95)

Net (loss) diluted income per share:
Net loss from continuing operations	$(9.78)	$(36.85)	$(31.37)	$(43.30)
Net income (loss) from discontinued operations	3.23	(1.31)	3.29	3.35
Diluted net (loss) income per share	$(6.55)	$(38.16)	$(28.08)	$(39.95)

Hallmark Financial Services, Inc. and Subsidiaries
Consolidated Segment Data
Three Months Ended Jun. 30
	Commercial Line Segment		Personal Lines Segment		Runoff Specialty Segment		Corporate		Consolidated
($ in thousands, unaudited)	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Gross premiums written	$39,292	$37,385	$15,073	$15,118	$146	$3,501	$-	$-	$54,511	$56,004
Ceded premiums written	(10,510)	(17,890)	(78)	(74)	(48)	(602)	-	-	(10,636)	(18,566)
Net premiums written	28,782	19,495	14,995	15,044	98	2,899	-	-	43,875	37,438
Change in unearned premiums	(5,610)	(1,305)	(1,420)	809	2	95	-	-	(7,028)	(401)
Net premiums earned	23,172	18,190	13,575	15,853	100	2,994	-	-	36,847	37,037

Total revenues	23,185	18,210	14,308	16,827	99	2,994	4,318	(874)	41,910	37,157

Losses and loss adjustment expenses	17,796	13,002	13,474	14,094	5,482	45,550	-	-	36,752	72,646

Pre-tax (loss) income	$(2,323)	$(863)	$(4,717)	$(3,040)	$(10,030)	$(44,279)	$(848)	$(6,403)	$(17,918)	$(54,585)

Net loss ratio (1)	76.8%	71.5%	99.3%	88.9%	N/A (2)	1521.4%			99.7%	196.1%
Net expense ratio (1)	31.8%	34.4%	33.7%	31.6%	N/A (2)	51.2%			57.6%	44.8%
Net combined ratio (1)	108.6%	105.9%	133.0%	120.5%	N/A (2)	1572.6%			157.3%	240.9%

Impact on net combined ratio
Net Unfavorable (Favorable) Prior Year Development	3.1%	2.1%	18.4%	11.6%	N/A (2)	1421.5%			24.5%	120.9%
Catastrophes, net of reinsurance	3.4%	4.3%	1.7%	0.4%	N/A (2)	0.0%			2.8%	2.3%
Write-off receivable from reinsurer	0.0%	0.0%	0.0%	0.0%	N/A (2)	0.0%			10.7%	0.0%
Underlying combined ratio (1)	102.1%	99.5%	112.9%	108.5%	N/A (2)	151.1%			119.4%	117.7%

Net Unfavorable (Favorable) Prior Year Development	715	378	2,493	1,835	5,804	42,560	-	-	9,012	44,773

(1)	The net loss ratio is calculated as incurred losses and loss adjustment expenses divided by net premiums earned, each determined in accordance with GAAP. The net expense ratio is calculated as total underwriting expenses offset by agency fee income divided by net premiums earned, each determined in accordance with GAAP. The net combined ratio is calculated as the sum of the net loss ratio and the net expense ratio. The underlying combined ratio is the net combined ratio excluding the impact of net prior year reserve development and catastrophes and excluding the write-off of a receivable from reinsurer.
(2)	The Company’s Runoff Segment has reached a point of maturity that earned premium is minimal and renders any ratios no longer meaningful.

Hallmark Financial Services, Inc. and Subsidiaries
Consolidated Segment Data
Year-to-Date Ended Jun. 30
	Commercial Lines Segment		Personal Lines Segment		Runoff Segment		Corporate		Consolidated
($ in thousands, unaudited)	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Gross premiums written	$82,637	$75,456	$28,725	$31,950	$321	$7,931	$-	$-	$111,683	$115,337
Ceded premiums written	(24,999)	(35,633)	(211)	(150)	(217)	(847)	-	-	(25,427)	(36,630)
Net premiums written	57,638	39,823	28,514	31,800	104	7,084	-	-	86,256	78,707
Change in unearned premiums	(12,856)	(3,378)	(1,282)	(388)	9	1,411	-	-	(14,129)	(2,355)
Net premiums earned	44,782	36,445	27,232	31,412	113	8,495	-	-	72,127	76,352

Total revenues	44,811	36,490	28,744	33,359	113	8,495	8,073	1,036	81,741	79,380

Losses and loss adjustment expenses	33,413	25,914	24,643	26,673	8,460	59,441	-	-	66,516	112,028

Pre-tax (loss) income	$(1,497)	$(1,499)	$(6,492)	$(4,353)	$(47,225)	$(54,317)	$(2,484)	$(9,273)	$(57,698)	$(69,442)

Net loss ratio (1)	74.6%	71.1%	90.5%	84.9%	N/A (2)	699.7%			92.2%	146.7%
Net expense ratio (1)	28.7%	34.1%	33.5%	30.3%	N/A (2)	38.5%			93.7%	40.6%
Net combined ratio (1)	103.3%	105.2%	124.0%	115.2%	N/A (2)	738.2%			185.9%	187.3%

Impact on net combined ratio
Net Unfavorable (Favorable) Prior Year Development	1.7%	-0.1%	11.0%	10.8%	N/A (2)	610.2%			16.1%	72.3%
Catastrophes, net of reinsurance	5.3%	2.7%	1.5%	0.3%	N/A (2)	0.0%			3.8%	1.4%
Write-off receivable from reinsurer	0.0%	0.0%	0.0%	0.0%	N/A (2)	0.0%			51.1%	0.0%
Underlying combined ratio (1)	96.3%	102.7%	111.5%	104.1%	N/A (2)	128.0%			114.9%	113.6%

Net Unfavorable (Favorable) Prior Year Development	769	(51)	2,992	3,408	7,839	51,836			11,600	55,193
(1)	The net loss ratio is calculated as incurred losses and loss adjustment expenses divided by net premiums earned, each determined in accordance with GAAP. The net expense ratio is calculated as total underwriting expenses offset by agency fee income divided by net premiums earned, each determined in accordance with GAAP. The net combined ratio is calculated as the sum of the net loss ratio and the net expense ratio. The underlying combined ratio is the net combined ratio excluding the impact of net prior year reserve development and catastrophes and excluding the write-off of a receivable from reinsurer.
(2)	The Company’s Runoff Segment has reached a point of maturity that earned premium is minimal and renders any ratios no longer meaningful.